UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): February 15, 2006

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)



            NEVADA                   000-33199               88-0467848
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)     (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
--------------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSETS

As previously disclosed, on February 8th 2006, Manaris Corporation ("the Company" or "Manaris") entered into a Share Purchase Agreement (the "CLI Agreement") to sell all of the shares of its wholly-owned subsidiary, 6327915 Canada Inc., the holding company of Chartrand Laframboise Inc. and Bureau de credit commercial Inc. (collectively, the "CLI Group") to The Garda Security
Group Inc. (the "Purchaser") for a purchase price of $4,288,532* (CDN$5,000,000). The purchase price is subject to adjustments should certain events occur or conditions be met.

In connection with the CLI Agreement, the following transactions were effectuated:

      o The purchaser assumed the Company's obligations to two executives of the CLI Group for settlement of long-term notes payable in the amount of $943,477. The notes were issued to two executives of the CLI Group when Manaris acquired CLI Group in February 2005. In addition, the Company settled its remaining obligations to the two CLI Group executives in the amount of $471,739 (the "Settlement Amount"). The Settlement Amount consisted of cash payments totaling $257,312 and the issuance of 631,038 shares of the Company's common stock with a fair market value of $214,427. Subject to adjustments, a balance of $42,885 remains outstanding to the two CLI Group executives.

      o Manaris repaid advances from the CLI Group totaling $214,427 as well as $41,019 in accrued interest.

In the aggregate, taking into account the foregoing transactions, the Company received gross cash proceeds of $3,345,055 (CDN$3,900,000) and net cash proceeds of $2,679,971 as a result of the CLI Agreement.

The closing date of the CLI Agreement was February 15, 2006 and the effective date was February 18, 2006. The CLI Group provides security consulting services.

*     Dollar values are in United States currency unless otherwise indicated.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The required Pro Form Financial Information is attached hereto.


(c) Exhibits


       Exhibit    Description
       -------    -----------

       10.1       Stock   Purchase   Agreement   dated   February  8,  2006  (as
                  incorporated   by   reference  to  Form  8-K  filed  with  the
                  Commission on February 14, 2006).

       99.1 Press Release dated February 17, 2006 (as incorporated by reference to Form 8-K filed with the Commission on February 15, 2006)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MANARIS CORPORATION



Dated: April 19, 2006         By:  /s/ John G. Fraser
                                     -------------------
                                     John G. Fraser
                                     President and Chief
                                     Executive Officer

Manaris Corporation
(Formerly A Development Stage Company)
Pro Forma Consolidated Financial Information
Unaudited

                                                                           Index


Pro Forma Consolidated Balance Sheet as at December 31, 2005...................2

Pro Forma Consolidated Statement of Operations for the year
ended June 30, 2005............................................................3

Notes to Pro Forma Consolidated Financial Information..........................4

Manaris Corporation
(formerly a Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at December 31, 2005
(expressed in  U.S. dollars)
(unaudited)

                                                                   Manaris            Pro Forma            Pro Forma
                                                                                     adjustments  1       Consolidated
                                                                  $                   $                    $
ASSETS

Current Assets
Cash and cash equivalents                                           362,001           1,393,411   2        1,755,412
Deposit in trust                                                          -           1,286,560   2
                                                                                                           1,286,560
Accounts receivable                                               1,954,082                   -            1,954,082
Other receivables                                                   732,313                   -              732,313
Inventories                                                       1,328,175                   -            1,328,175
Prepaid expenses                                                     77,734                   -               77,734
Restricted marketable securities                                     85,771                   -               85,771
Current assets of discontinued operations                           804,816           (804,816)   3                -
--------------------------------------------------------------------------------------------------------------------

Total Current Assets                                              5,344,892           1,875,155            7,220,047

Property & equipment                                                548,223                   -              548,223
Intangible assets                                                 3,883,165                   -            3,883,165
Goodwill                                                          5,291,767                   -            5,291,767
Deferred financing costs                                            211,499                   -              211,499
Prepaids - long term                                                 14,615                   -               14,615
Assets of discontinued operations                                 3,813,698         (3,813,698)   3                -
--------------------------------------------------------------------------------------------------------------------

Total Assets                                                     19,107,859         (1,938,543)           17,169,316
--------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities

Accounts payable                                                  1,360,164                   -            1,360,164
Accrued liabilities                                               1,100,187            (22,282)   2        1,077,905
Loans payable                                                     1,733,706                                1,733,706
Current portion of long term debt                                   141,410                   -              141,410
Current portion of convertible debentures                           310,983                   -              310,983
Due to related parties                                               40,000                   -               40,000
Current liabilities of discontinued operations                      643,510           (643,510)   3                -
--------------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                         5,329,960           (665,792)            4,664,168

Long term debt, less current portion                                248,533                   -              248,533
Convertible debentures                                            2,147,535         (1,415,216)   3          732,319
Long term liabilities of discontinued operations                     14,571            (14,571)   3                -
--------------------------------------------------------------------------------------------------------------------

Total Liabilities not subject to compromise                       7,740,599         (2,095,579)            5,645,020

Liabilities subject to compromise                                   660,017                   -              660,017
--------------------------------------------------------------------------------------------------------------------

Non-controlling interest                                             18,413                   -               18,413
--------------------------------------------------------------------------------------------------------------------

Stockholders' Equity

Common Stock                                                            692                   5   2              697
Additional Paid-in Capital                                       31,378,162             214,422   2       31,592,584
Accumulated Other Comprehensive Loss                              (381,854)              17,349            (364,505)

Deficit                                                        (20,308,170)            (74,740)   2     (20,382,910)
--------------------------------------------------------------------------------------------------------------------

Total Stockholders' Equity                                       10,688,830             157,036           10,845,866
--------------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Equity                       19,107,859         (1,938,543)           17,169,316
--------------------------------------------------------------------------------------------------------------------

Manaris Corporation
(formerly a Development Stage Company)
Pro Forma Consolidated Statement of Operations
For the year ended June 30, 2005
(expressed in  U.S. dollars)
(unaudited)

                                                                     Manaris           Pro Forma               Pro Forma
                                                                                      adjustments     1       Consolidated
                                                                    $                   $                       $
Revenue

Product                                                             3,580,619                   -               3,580,619
Service                                                             3,440,609         (1,449,976)     4         1,990,633
-------------------------------------------------------------------------------------------------------------------------

Total Revenue                                                       7,021,228         (1,449,976)               5,571,252
-------------------------------------------------------------------------------------------------------------------------

Cost of Revenue

Product                                                             2,255,020                   -               2,255,020
Service                                                             2,411,480           (803,280)     4         1,608,200
-------------------------------------------------------------------------------------------------------------------------

Total Cost of Revenue                                               4,666,500           (803,280)               3,863,220
-------------------------------------------------------------------------------------------------------------------------

Gross Margin                                                        2.354,728           (646,696)               1,708,032
-------------------------------------------------------------------------------------------------------------------------

Operating Expenses

Depreciation and amortization                                         461,819            (86,473)     4           375,346
Selling, general and administrative                                 4,538,256           (527,398)     4         4,010,858
Acquired in-process research and development                          386,749                   -                 386,749
Impairment of goodwill and other intangible assets                    180,974                   -                 180,974
Impairment of long-lived assets                                        15,487                   -                  15,487
Research and development                                              731,865                   -                 731,865
Stock based compensation                                            1,216,542                   -               1,216,542
Settlement costs                                                      192,549                   -                 192,549
-------------------------------------------------------------------------------------------------------------------------

                                                                    7,724,241           (613,871)               7,110,370
-------------------------------------------------------------------------------------------------------------------------

Operating loss                                                    (5,369,513)            (32,825)             (5,402,338)

Interest expense (income)                                             288,735            (42,267)                 246,468
                                                                                                    4,5
Debenture accretion                                                   609,225                   -                 609,225
-------------------------------------------------------------------------------------------------------------------------

Net Loss from Continuing Operations Before Income Tax
Benefit                                                           (6,267,473)               9,442             (6,258,031)

Income Tax Benefit                                                     37,787              27,441     4            65,228
-------------------------------------------------------------------------------------------------------------------------

Net Loss from Continuing Operations  Before
Non-controlling Interest                                          (6,229,686)              36,883             (6,192,803)

Non-controlling Interest                                                1,257                   -                   1,257
-------------------------------------------------------------------------------------------------------------------------

Net Loss from Continuing Operations                               (6,230,943)              36,883     4       (6,194,060)

-------------------------------------------------------------------------------------------------------------------------

Net Loss from Continuing Operations per Share - Basic and
Diluted                                                                (0.16)                   -                  (0.16)
-------------------------------------------------------------------------------------------------------------------------

Weighted Average Shares Outstanding                                41,022,000             631,000              41,653,000
-------------------------------------------------------------------------------------------------------------------------

Manaris Corporation
(formerly a Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
(unaudited)


1. On February 8th 2006, Manaris Corporation ("the Company" or "Manaris") signed a Share Purchase Agreement (the "Agreement") to sell all of the shares of its wholly-owned subsidiary, 6327915 Canada Inc., the holding company of Chartrand Laframboise Inc. and Bureau de credit commercial Inc. (the "CLI Group") to The Garda Security Group Inc. (the "Purchaser") for a purchase price of US$4,288,532 (CDN$5,000,000) resulting in gross cash proceeds to the Company of US$3,345,055 (CDN$3,900,000). In conjunction with the Agreement, the purchaser assumed the Company's obligations to two executives of the CLI Group for settlement of long-term notes payable amounting to US$943,477 issued by Manaris when the CLI Group was originally acquired in February 2005. In conjunction with the Agreement, Manaris was required to repay advances from the CLI Group totaling US$214,427 and accrued interest on the debt obligations of US$41,019. In addition, the Company settled the majority of the remaining obligations to the two CLI Group executives in the amount of US$471,739 by a payment of cash consideration totaling US$257,312 and the issuance of 631,038 shares with a fair value of US$214,427 or approximately US$0.34 per share. These payments resulted in net cash proceeds from the disposal of US$2,679,971. The closing date of the transaction was February 15, 2006 and the effective date was February 18, 2006. The purchase price is subject to adjustments should certain events occur or conditions be met.

      The accompanying unaudited pro forma consolidated financial information which gives effect to the sale of the CLI Group and the repayment of the obligations noted above has been prepared from the unaudited interim consolidated financial statements of Manaris Corporation (`'Manaris") for the six-month period ended December 31, 2005 and the audited consolidated financial statements for the year ended June 30, 2005. This pro forma information is unaudited and should be read in conjunction with the above-noted consolidated financial statements of Manaris. The accompanying unaudited pro forma consolidated balance sheet of Manaris was prepared by adjusting the unaudited interim consolidated balance sheet of Manaris as of December 31, 2005 for the effects of the disposition of the CLI Group as if the disposition had occurred on December 31, 2005. The accompanying unaudited pro forma consolidated statement of operations for the year ended June 30, 2005 has been prepared by adjusting the audited consolidated statement of operations of Manaris for the year ended June 30, 2005 for the effects of the disposition as if the disposition was consummated as of the beginning of that fiscal year, being July 1, 2004. An unaudited pro forma consolidated statement of operations has not been presented for the six-month period ended December 31, 2005 since the CLI Group had been presented as discontinued operations in the unaudited interim consolidated financial statements for such period, therefore, no adjustments are required for such period in order to reflect the pro forma loss from continuing operations as if the disposition had been consummated as of the beginning period.

      The unaudited Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statement of Operations have been prepared for informational purposes only and do not purport to be indicative of the financial position or the results of operations that actually would have occurred if the sale had been consummated at the beginning of the period presented, nor of results to be expected in the future.


2. To record the proceeds on disposition of the CLI Group of US$3,192,729 (net of estimated direct transaction costs in the amount of $152,326 which primarily relates to professional fees) of which US$1,286,560 as been placed in trust. The deposit in trust partially represents a holdback in the amount of US$214,427 which will become payable by the purchaser no later than 10 days following acceptance by the purchaser of the unaudited financial statements of the CLI Group for the period from July 1, 2005 to February 18, 2006. The remaining amount of US$1,072,133 represents withholding tax of 25% of the sale price which is required to be withheld under Section 116 of the Canadian Income Tax Act since the Company is not a Canadian resident corporation. The withholding tax amount will be remitted to the Company once Canada Revenue Agency has delivered a certificate of compliance with respect to this transaction. The purchase price is subject to adjustments should certain events occur or conditions be met. The estimated gain on disposal to be included in the loss from discontinued operations has been computed as follows:


        Proceeds:                                                    $
        Cash                                                         2,058,495
        Deposit in Trust                                             1,286,560
        -----------------------------------------------------------------------
        Total proceeds:                                              3,345,055
        -----------------------------------------------------------------------
        Estimated direct transaction costs                           (152,326)
        -----------------------------------------------------------------------
        Sub-total:                                                   3,192,729
        -----------------------------------------------------------------------
        Net assets of discontinued operations                      (3,016,956)
        -----------------------------------------------------------------------
        Gain on the sale of  the CLI Group                             175,773
        -----------------------------------------------------------------------


      The net assets of discontinued operations in the above table are net of the obligations to the two CLI Group executives assumed by the purchaser in amount of $943,477.

Manaris Corporation
(formerly a Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
(unaudited)


      Cash proceeds noted above was used as follows:

                                                                   $
      Total proceeds                                               3,345,055
      Estimated direct transaction costs                           (152,326)
      Settlement of advances from the CLI Group                    (214,427)
      Settlement of debt obligations in cash                       (257,312)
      Interest paid on settlement of debt obligations               (41,019)
      -----------------------------------------------------------------------
      Net cash proceeds                                            2,679,971
      -----------------------------------------------------------------------


3. To remove the assets and liabilities of the CLI Group and the obligations to the two CLI Group executives assumed by the purchaser and settled by the Company in the amounts of US$943,477 and US$471,739 respectively, from the consolidated balance sheet of Manaris as at December 31, 2005.

4. To remove the results of operations of the CLI Group from the consolidated results of Manaris for the year ended June 30, 2005 which were translated in US dollars using the average rate for the year. Includes direct interest of the CLI Group on the obligations assumed by the purchaser and settled by Manaris. No interest from general debt obligations of the Company was allocated to the discontinued operations.

5. The pro forma adjustments outlined from 2 through 3 have been determined by translating the relevant Canadian dollar amounts into US dollars using the exchange rate effective as at December 31, 2005 which was 1.1659.